John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 1/31/2022

Fund’s investments
As of 1-31-22 (unaudited)
	Shares	Value
Common stocks 99.1%		$2,519,225,127
(Cost $1,602,674,493)
Communication services 15.3%		388,530,164
Entertainment 5.8%
Netflix, Inc. (A)	161,222	68,864,365
The Walt Disney Company (A)	549,245	78,525,558
Interactive media and services 9.5%
Alphabet, Inc., Class C (A)	34,706	94,191,043
Match Group, Inc. (A)	511,983	57,700,484
Meta Platforms, Inc., Class A (A)	284,903	89,248,714
Consumer discretionary 8.9%		227,189,000
Hotels, restaurants and leisure 3.3%
Yum! Brands, Inc.	677,893	84,851,867
Internet and direct marketing retail 5.6%
Amazon.com, Inc. (A)	47,581	142,337,133
Financials 6.1%		155,469,283
Capital markets 3.1%
MSCI, Inc.	146,719	78,658,990
Consumer finance 3.0%
American Express Company	427,151	76,810,293
Health care 23.0%		584,747,813
Biotechnology 2.3%
Regeneron Pharmaceuticals, Inc. (A)	98,247	59,792,142
Health care equipment and supplies 5.7%
Abbott Laboratories	627,225	79,946,099
Intuitive Surgical, Inc. (A)	228,863	65,038,287
Health care providers and services 5.2%
UnitedHealth Group, Inc.	277,708	131,236,470
Life sciences tools and services 9.8%
Danaher Corp.	352,704	100,799,276
Illumina, Inc. (A)	166,599	58,113,063
Thermo Fisher Scientific, Inc.	154,520	89,822,476
Industrials 3.0%		75,822,053
Professional services 3.0%
IHS Markit, Ltd.	649,217	75,822,053
Information technology 33.1%		842,396,129
IT services 11.3%
FleetCor Technologies, Inc. (A)	320,929	76,464,544
PayPal Holdings, Inc. (A)	500,109	85,988,741
Visa, Inc., Class A	559,113	126,454,587
Software 21.8%
Autodesk, Inc. (A)	314,833	78,642,135
Intuit, Inc.	183,514	101,892,478
Microsoft Corp.	407,610	126,758,558
RingCentral, Inc., Class A (A)	287,595	50,757,642
salesforce.com, Inc. (A)	386,486	89,908,238
Workday, Inc., Class A (A)	417,095	105,529,206
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Materials 6.7%		$169,200,476
Chemicals 2.2%
Linde PLC	171,125	54,534,115
Containers and packaging 4.5%
Ball Corp.	1,180,910	114,666,361
Real estate 3.0%		75,870,209
Equity real estate investment trusts 3.0%
Equinix, Inc.	104,663	75,870,209

	Yield (%)	Shares	Value
Short-term investments 0.9%			$23,715,104
(Cost $23,715,104)
Short-term funds 0.9%			23,715,104
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(B)	23,715,104	23,715,104

Total investments (Cost $1,626,389,597) 100.0%	$2,542,940,231
Other assets and liabilities, net 0.0%	161,038
Total net assets 100.0%	$2,543,101,269

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 1-31-22.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of January 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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